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                                                                    EXHIBIT 99.1


                                LSB CORPORATION

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer and Chief Financial Officer of LSB Corporation do hereby certify that:

1. The accompanying Quarterly Report of LSB Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2002 and results of operations of the Company for the three and six months periods ended June 30, 2002.


                                    /s/ Paul A. Miller
                                    --------------------------------------------
                                    Paul A. Miller
                                    President and
                                    Chief Executive Officer







                                    /s/ John E. Sharland
                                    --------------------------------------------
                                    John E. Sharland
                                    Senior Vice President
                                    Chief Financial Officer





                                    August 13, 2002